                                                                   Exhibit 99.1

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                          [LOGO OF CB RICHARD ELLIS]

                                 (NYSE: CBG)

Bank of America Securities
Property Services Conference
June 1, 1999

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

Forward-looking Statement
=========================

A number of statements we will be making in our presentation and in the accompanying slides will not be based on historical fact, but will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, such as statements of the company's plans, objectives, expectations, estimates and intentions, that are subject to change based on various important factors (some of which are beyond the company's control).
Such forward-looking statements speak only as of the date of this presentation and the company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in company expectations or results or any change in events. The following factors, among others, could cause the company's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in any forward-looking statement made herein or by management of the company: commercial real estate vacancy levels; employment conditions and their effect on vacancy rates; property values; rental rates; any general economic recession domestically or internationally; and general conditions of financial liquidity for real estate transactions.

                                                      [LOGO OF CB RICHARD ELLIS]
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Company Highlights
==================

 . World's largest vertically integrated commercial real estate services company with a geographically diversified network

 . Strong global brand name and leading market share position across all business segments

 .  Strong operating performance; strong cash flow growth

 .  Experienced management with aligned interests - 16% employee ownership

                                                      [LOGO OF CB RICHARD ELLIS]
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Vision Statement
================

     "...to be the preeminent, globally capable, vertically integrated commercial real estate services firm, delivering solutions through local knowledge worldwide."

                                                      [LOGO OF CB RICHARD ELLIS]
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Company Profile
===============

 . Revenues  - analyst projections*             $1,238 million
 . EBITDA - analyst projections*                   151 million
 . Market Cap. - Equity                            400 million
 . Enterprise Value - Equity + Debt                814 million
 . Enterprise Value/EBITDA*                        5.4 times
 . Number of Employees                          10,000
 . Number of Offices                               230
 . Number of Countries                              32

* Most current analyst consensus estimates for 1999; the company does not provide revenue or EBITDA projections.

                                                      [LOGO OF CB RICHARD ELLIS]
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Geographically Diversified Service Network
==========================================



               [MAP APPEARS HERE]




                                                      [LOGO OF CB RICHARD ELLIS]
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Overview of Recent Acquisitions
===============================

---------------------------------------------------------------------------------------------------------------------------
Acquisition               Date         Value        Business Description                        Rationale
                                     ($ mill)
---------------------------------------------------------------------------------------------------------------------------
Koll Real Estate           8/97        190          Brokerage & Property Management           Build market share
Services

Mortgage Banking         2/98-6/98      15          Mortgage banking                          Expand mortgage banking
Cos. (4)

REI Limited                4/98        104          Full range of real estate services        Create international presence

Mathews Click              6/98         12          Brokerage & Property Management           Fill out U.S. network

Hillier Parker             7/98         97          Full range of real estate services        Establish United Kingdom
                                                                                              presence

Canada                     9/98         14          Brokerage & Property Management           Consolidate ownership

Australia                 10/98         22          Brokerage & Property Management           Consolidate ownership

PROFI                      2/99          5          Brokerage & Corporate Services            Fill out global network

Ikoma                      4/99         JV          Brokerage, Property Management &          Fill out global network
                                                    Consulting Services
                                      ----
Total                                 $459


                                                      [LOGO OF CB RICHARD ELLIS]
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Involvement in All Phases of Real
Estate Investment Cycle
=================================


                      [DIAGRAM APPEARS HERE]


                                                      [LOGO OF CB RICHARD ELLIS]
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Activity Levels
===============

------------------------------------------------------------------------------
Activity                   Volume/Size                                Run Rate
                                                                      Revenue
------------------------------------------------------------------------------
Brokerage                  *28,800 transactions per year                $650

Investment Sales           *1,600 transactions a year                    190
                           *$14.6 billion in value

Asset Services             *312 million sq. ft. under management          86

Valuation                  *13,000 appraisals yearly                      75

Corporate Services         *120 million sq. ft. under management          75

Investment Advising        *$7.0 billion under management                 60
                           *$1.2 billion in transactions annually

Mortgage Banking           *$7.0 billion in originations                  50
                           *$10.7 billion in servicing

Market Research            *2,500 subscribers                             12

Real Estate Mutual Funds   *$600M under management                         2
                                                                      ------
                                                                      $1,200

------------------------------------------------------------------------------

                                                    [LOGO OF CB RICHARD ELLIS]

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Key Business Drivers
====================

 . Increasing globalization

 . Industry consolidation

 . Institutional ownership and corporate outsourcing trends

 . Application of technology

                                                      [LOGO OF CB RICHARD ELLIS]
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Business Strategy
=================

 . Complete development and integration of global service network

 . Acquire strategic businesses

 . Leverage competitive advantages

  - One-stop shopping

  - Brand equity

  - Diversified geographic service network

  - Unparalleled market research

 . Continue to invest in technology and personnel

                                                      [LOGO OF CB RICHARD ELLIS]
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Intermediate Term Targets
=========================

 . Increase organic revenue and operating margins by at least 10%

 . Generate organic EBITDA growth of at least 12%

 . Target net debt reductions of at least $100 million

                                                      [LOGO OF CB RICHARD ELLIS]
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                             Overview of Business

                                   Segments

Business Segments
=================

------------------------------------------------------------------------------

Brokerage     Represent owners and occupiers in the sale and lease of real
Services      estate

------------------------------------------------------------------------------

Financial     Strategic planning and execution of acquisitions and sales of
Services      investment properties; mortgage banking; investment advice;
              valuation and appraisal; and research

------------------------------------------------------------------------------

 Asset        Represent owners of real estate and maximize the value of income
Services      producing properties through leasing and property management services

------------------------------------------------------------------------------

Corporate     Assist corporations in their multiple-market real estate
Services      strategies with strategic planning, transaction management and facilities management services

------------------------------------------------------------------------------

                                                    [LOGO OF CB RICHARD ELLIS]
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Strong Market Share Position
============================

                                Global Rankings
                                ---------------

Brokerage Services -- #1

          Financial Services -- Top 5

                    Asset Services -- Top 3

                               Corporate Services -- Top 3


                                                       [LOGO OF CB RICHAD ELLIS]
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Brokerage Services
==================

Competitive Strengths

  . Continuous service since 1906

  . Professional workforce of 2,200 brokers with highest average tenure in the industry

  . 28,800 transactions in 1998 resulted in real-time, qualitative market evaluations

  . Global network promotes efficient and broad service distribution and intelligence gathering

  . Strategic use of web-based technology

Strategies

  . Integrate service lines to increase market share

  . Increase producer productivity by over 10%

                                                      [LOGO OF CB RICHARD ELLIS]
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Financial Services
==================

Competitive Strengths

  . 1,600 investment property transactions worth $14.6 billion

  . $7.0 billion of commercial mortgage originations in 1998

  . $7.0 billion of advisory/investment assets under management

  . Leading market research and valuation services firm

Strategies

  . Continue domination of investment properties market through internet applications for market distribution

  . Expand mortgage origination capabilities

  . Automate the valuation process

  . Expand co-investment activities

                                                      [LOGO OF CB RICHARD ELLIS]
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Asset Services
==============

Competitive Strengths

  . Manage 312 million sq. ft. of commercial space

  . 1,000 real estate management specialists

  . Recurring revenue and cash flow

Strategies

  . Provide an integrated platform of real estate services to clients globally

  . Incorporate technology into a service platform to achieve property efficiencies and global consistency

                                                      [LOGO OF CB RICHARD ELLIS]
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Corporate Services
==================

Competitive Strengths

  . Manage 120 million sq. ft. of multiple-market facilities

  . Long-term contractual relationships with a number of multinational companies

  . Able to leverage information and services from the rest of the Company

Strategies

  . Take advantage of trend towards corporate outsourcing

  . Establish long-term relationships with major corporations

  . Provide seamless, integrated global set of services

                                                      [LOGO OF CB RICHARD ELLIS]
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                             Financial Information

Revenue Growth
===============

(in U.S.$ millions)


                             [GRAPH APPEARS HERE]


(a) Most current analyst consensus estimates; the company does not provide revenue projections.

                                                      [LOGO OF CB RICHARD ELLIS]
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Diverse Revenue Base (a)
========================


                           [PIE CHART APPEARS HERE]


(a) Based on 1st quarter 1999 actual results

                                                      [LOGO OF CB RICHARD ELLIS]
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Revenue by Client Type
======================


                           [PIE CHART APPEARS HERE]


                                                      [LOGO OF CB RICHARD ELLIS]
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EBITDA Growth
==============

(in U.S.$ millions)


                             [GRAPH APPEARS HERE]


(a) Most current analyst consensus estimates; the company does not provide EBITDA projections.

                                                      [LOGO OF CB RICHARD ELLIS]
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EPS
===



                             [GRAPH APPEARS HERE]



(a)  Adjusted to exclude (1) tax valuation allowance adjustments in 1996;
     (2) one-time merger-related and other charges; and (3) the effect of the deemed dividend associated with the repurchase of convertible preferred stock in early 1998.
(b) Most current analyst consensus estimates; the company does not provide earnings projections.

                                                      [LOGO OF CB RICHARD ELLIS]
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Revenue by Business Segment
===========================

                       1998 Revenues = $1,034.5 million


                           [PIE CHART APPEARS HERE]


                                                      [LOGO OF CB RICHARD ELLIS]
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Capital Structure
=================

(in $ millions)

                                         12/31/98       3/31/99
                                         --------       -------

Revolving Credit Facility                   167           226

Other                                        46            37

New Subordinated Notes                      173           173
                                            ---           ---

Total Long Term Debt                        386           436

Other Long Term Liabilities                  67            69

Stockholders Equity                         191           185
                                            ---           ---

Total Long-term Liab. & Equity              644           690
                                            ===           ===

                                                      [LOGO OF CB RICHARD ELLIS]
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Valuation Summary
=================

 . Analyst Consensus Estimates for CBG for 1999:

     - EPS        $ 1.84

     - EBITDA     $  151 million

 . CBG Compares Favorably to S&P index and to Peers:

-------------------------------------------------------------------------------
                   CBG     GBE     TCC     JLL     IFS     Average     S&P 500
                   ---     ---     ---     ---     ---     -------     -------
P/E*               10.5    10.8    12.7    15.0    21.0      14.0        48.9

Enterprise
Value/EBITDA**      5.2     4.9     6.8     6.7     4.5       5.6         N/A

-------------------------------------------------------------------------------

* Based on closing price as of May 21, 1999 and 1999 consensus estimates reported on First Call.
   The company does not provide earnings or EBITDA projections. S&P 500 ratio is the top-down consensus estimate for 1999 reported on First Call.
** Source:  Bank of America Securities

                                                      [LOGO OF CB RICHARD ELLIS]

Summary
=======

  . World's largest vertically integrated commercial real estate services company with a geographically diversified network

  . Strong global brand name and leading market share position across all business segments

  . Strong operating performance; strong cash flow growth

  . The Real Estate Services sector is a compelling investment opportunity

  . CBG is an attractive investment relative to the sector

                                                      [LOGO OF CB RICHARD ELLIS]

===============================================================================

                          [LOGO OF CB RICHARD ELLIS]

                                 (NYSE: CBG)

Bank of America Securities
Property Services Conference
June 1, 1999

===============================================================================